UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


          Date of Report:  April 20, 2000
          Date of Earliest Event Reported:  April 20, 2000


                  Boise Cascade Office Products Corporation
       ____________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-13662          82-0477390
______________________________________________________________________
(State or Other Jurisdiction of    (Commission     (I.R.S. Employer
Incorporation or Organization)     File Number)    Identification No.)


   800 West Bryn Mawr Avenue, Itasca, Illinois             60143
______________________________________________________________________
(Address of Principal Executive Offices)                (ZIP Code)


Registrant's Telephone Number, Including Area Code:  630/773-5000

Item 5.   Other Events.

     On April 20, 2000, Boise Cascade Office Products Corporation consummated a merger with Boise Acquisition Corporation, with Boise Cascade Office Products Corporation as the surviving corporation. Boise Cascade Office Products Corporation is now a wholly owned subsidiary of Boise Cascade Corporation.







                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BOISE CASCADE OFFICE PRODUCTS CORPORATION


                             /s/ J. W. Holleran
                             J. W. Holleran
                             General Counsel


Date:   April 20, 2000